Exhibit 99.1

Novo Integrated Sciences Enters into Share Exchange Agreement to Acquire Acenzia Inc.

Bellevue, Washington—(Business Wire – June 3, 2021) – Novo Integrated Sciences, Inc. (NASDAQ:NVOS) (the “Company”) is pleased to announce the signing of a Share Exchange Agreement, dated May 28, 2021 (the “SEA”), pursuant to which Novo Healthnet Limited, a wholly owned subsidiary of the Company (“NHL”) will acquire Acenzia Inc., which is in the business of providing nutraceutical health solutions through advanced bio-science research and development, proprietary manufacturing, and personalized diagnostics. In addition, Acenzia has developed a multiple international jurisdiction patented technology platform, using zebra fish, which enables rapid analysis of cancer cells, offering cancer patients and their healthcare providers prediction of early metastasis and drug sensitivity thereby providing important information for diagnosis and treatment.

The all-share transaction is valued at $14,884,039 subject to adjustment as provided for in the SEA. Upon closing the share exchange, Acenzia will be a wholly owned subsidiary of NHL and the Acenzia shareholders will receive NHL non-voting exchangeable preferred shares issued solely for the purpose to exchange for allotted restricted shares of the Company’s common stock at a per share price of $3.91.

Robert Mattacchione, the Company’s CEO and Board Chairman, stated, “There are three primary pillars in support of Novo’s business model centered on decentralized healthcare. The first pillar is building a foundation of traditional hands-on healthcare delivery, through small and micro footprint sized clinic facilities, within a significant service delivery network. The second pillar is the development, integration, and deployment of sophisticated technology, through interconnectivity, which expands the reach of healthcare related service, beyond the traditional clinic location, to geographic areas not readily providing advanced healthcare service to date, including the patient’s home. The signing of the Acenzia SEA brings Novo imminently closer to solidifying control of the third pillar, which is the development and distribution of effective wellness product solutions allowing for the customization of patient preventative care remedies and ultimately a healthier population. Additionally, Acenzia’s science first approach to product innovation further emphasizes Novo’s mandate to create and provide over-the-counter preventative and maintenance care solutions. Innovation in science as represented by the proprietary technology possessed by Acenzia assures Novo of continued cutting edge advancement in patient first platforms.”

Acenzia’s 36,000 square foot facility is located in Windsor Ontario Canada and includes Class 100 pharmaceutical grade cleanrooms and certified laboratories from which Acenzia creates and manufactures evidenced-based dietary, nutraceutical, and food products that can be validated through personalized diagnostics.

Acenzia is licensed by multiple international government agencies including Health Canada, the U.S. FDA and the European Union for Good Manufacturing Practices (GMP) for over-the-counter and dietary supplement manufacturing. In addition, Acenzia maintains multiple third-party licenses including from the National Sanitation Foundation International (NSF) for meeting the required public health standards for manufacturing food, nutrition, and supplements.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. owns Canadian and U.S. subsidiaries which deliver, or intend to deliver, multidisciplinary primary health care related services and products through the integration of medical technology, advanced therapeutics and rehabilitative science. Our clinicians and practitioners are not authorized to practice primary care medicine and they are not medically licensed to prescribe pharmaceutical based product solutions.

Currently, the Company’s revenue is generated solely through our Canadian subsidiary, Novo Healthnet Limited (“NHL”). NHL’s team of multidisciplinary primary health care clinicians and practitioners provide assessment, diagnosis, treatment, pain management, rehabilitation, education and primary prevention for a wide array of orthopedic, musculoskeletal, sports injury, and neurological conditions across various demographics including pediatric, adult, and geriatric populations through NHL’s 16 corporate-owned clinics, a contracted network of affiliate clinics, and eldercare related long-term care homes, retirement homes, and community-based locations in Canada.

Our specialized multidisciplinary primary health care services include, but are not limited to, physiotherapy, chiropractic care, manual/manipulative therapy, occupational therapy, eldercare, massage therapy (including pre- and post-partum), acupuncture and functional dry needling, chiropody, stroke and traumatic brain injury/neurological rehabilitation, kinesiology, vestibular therapy, concussion management and baseline testing, trauma sensitive yoga and meditation for concussion-acquired brain injury and occupational stress-PTSD, women’s pelvic health programs, sports medicine therapy, assistive devices, dietitian, holistic nutrition, fall prevention education, sports team conditioning programs including event and game coverage, and private personal training.

We believe that “decentralizing” healthcare, through the integration of medical technology and interconnectivity offers an essential solution to the fundamental transformation of healthcare delivery. Specific to non-critical care, ongoing advancements in both medical technology and inter-connectivity are allowing for a shift of the patient/practitioner relationship to the patient’s home and away from on-site visits to primary medical centers with mass-services. This acceleration of “ease-of-access” in the patient/practitioner interaction for non-critical care diagnosis and subsequent treatment minimizes the degradation of non-critical health conditions to critical conditions as well as allowing for more cost-effective healthcare distribution.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com. For more information on NHL, please visit www.novohealthnet.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Contact:

Chris David, President
Novo Integrated Sciences, Inc.
chris.david@novointegrated.com
(206) 617-9797